HSBC Finance Corporation

EXHIBIT 99.1

January 16, 2018

HSBC Finance Corporation Announces Pricing and Expiration of its
Offers to Purchase for Cash
Approximately $1.4 Billion in Outstanding Notes

Tender offers for any and all of the outstanding

• 6.25% Notes due 2019 issued by HSBC Finance Corporation
(ISIN: XS0100863298; Common Code: 10086329);
• 6.676% Senior Subordinated Notes
due January 15, 2021 issued by HSBC Finance Corporation
(CUSIP: 40429CGD8, 40429CGB2 and U4428DCD4;
ISIN: US40429CGD83, US40429CGB28 and USU4428DCD40);
• 7.190% Notes due August 18, 2023 issued by Beneficial Company LLC
(CUSIP: 08172LU63; ISIN: US08172LU632);
• 7.160% Notes due September 1, 2023 issued by Beneficial Company LLC
(CUSIP: 08172LV54; ISIN: US08172LV549);
• 7.625% Notes due May 17, 2032 issued by HSBC Finance Corporation
(CUSIP: 441812JZ8; ISIN: US441812JZ87); and
• 7.35% Notes due November 27, 2032 issued by HSBC Finance Corporation
(CUSIP: 441812KB9; ISIN: US441812KB90)
New York, NY -- HSBC Finance Corporation (“HSBC Finance”) hereby announces the pricing and expiration of its previously announced offers (each an “Offer” and collectively the “Offers”) to purchase for cash any and all of the outstanding 6.25% Notes due 2019 issued by HSBC Finance (ISIN: XS0100863298; Common Code: 10086329) (“2019 Notes”), 6.676% Senior Subordinated Notes due 2021 issued by HSBC Finance (CUSIP: 40429CGD8, 40429CGB2 and U4428DCD4; ISIN: US40429CGD83, US40429CGB28 and USU4428DCD40) (the “2021 Notes”); 7.190% Notes due August 18, 2023 issued by Beneficial Company LLC (f/k/a Beneficial Corporation) (“Beneficial”) (CUSIP: 08172LU63; ISIN: US08172LU632) (“August 2023 Notes”), 7.160% Notes due September 1, 2023 issued by Beneficial (CUSIP: 08172LV54; ISIN: US08172LV549) (“September 2023 Notes”), 7.625% Notes due May 17, 2032 issued by HSBC Finance (CUSIP: 441812JZ8; ISIN: US441812JZ87) (“May 2032 Notes”), 7.35% Notes due November 27, 2032 issued by HSBC Finance (CUSIP: 441812KB9; ISIN: US441812KB90) (“November 2032 Notes” and together with the 2021 Notes, the 2019 Notes, the August 2023 Notes, the September 2023 Notes and the May 2032 Notes, the “Notes”) upon the terms and subject to the conditions set forth in the Offer to Purchase dated January 8, 2018 (as it may be amended or supplemented from time to time, the “Offer to Purchase”) and in the related Letter of Transmittal dated January 8, 2018 (as it may be amended or supplemented from time to time, the “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer Documents”). The Offers expired as of 5:00 p.m., New York City time, on January 16, 2018 (such time and date, the “Expiration Time”) and were made to all registered holders of Notes (each, a “Holder” and collectively, the “Holders”).
The 2019 Notes, the August 2023 Notes and the September 2023 Notes are collectively referred to herein as the “Fixed Price Notes.” The 2021 Notes, the May 2032 Notes and the November 2032 Notes are collectively referred to herein as the “Fixed Spread Notes.” Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Purchase.

HSBC Finance Corporation

Approximately $738 million aggregate principal amount of Notes were validly tendered and accepted for purchase in the Offers, as more fully set forth below:

Title of Security	CUSIP/ISIN	Principal Amount Tendered	Percent of Amount Outstanding Tendered
6.25% Notes due 2019	ISIN: XS0100863298 Common Code: 10086329	£93,397,000	74.72%
6.676% Senior Subordinated Notes due January 15, 2021	Registered Notes: CUSIP: 40429CGD8 ISIN: US40429CGD83 Rule 144A Notes: CUSIP: 40429CGB2 ISIN: US40429CGB28 Regulation S Notes: CUSIP: U4428DCD4 ISIN: USU4428DCD40	US$594,558,000(1)	53.87%
7.190% Notes due August 18, 2023	CUSIP: 08172LU63 ISIN: US08172LU632	US$3,500,000	70.00%
7.160% Notes due September 1, 2023	CUSIP: 08172LV54 ISIN: US08172LV549	US$3,089,000	61.78%
7.625% Notes due May 17, 2032	CUSIP: 441812JZ8 ISIN: US441812JZ87	US$6,863,000	7.08%
7.35% Notes due November 27, 2032	CUSIP: 441812KB9 ISIN: US441812KB90	US$2,553,000	9.36%

(1) Does not include $509,000 aggregate principal amount of 2021 Notes tendered using the guaranteed delivery procedures that will be accepted for purchase if delivered no later than 5:00 p.m., New York City time, on January 18, 2018.
The conditions to the Offers described under the heading “Conditions to the Offers” in the Offer to Purchase have been satisfied. Payment of the Total Consideration to Holders of Notes that were accepted for purchase will be made on the Notes Settlement Date, other than the Notes tendered using the guaranteed delivery procedures and delivered after the Expiration Time for which payment will be made on the Guaranteed Delivery Settlement Date (each of the Notes Settlement Date and the Guaranteed Delivery Settlement Date, a “Settlement Date”). Both the Notes Settlement Date and the Guaranteed Delivery Settlement Date are expected to be January 19, 2018. Holders who validly tendered and did not validly withdraw their Notes and whose Notes were accepted for purchase in the Offers will also be paid on the applicable Settlement Date accrued and unpaid interest from the last interest payment date on such series of Notes up to, but excluding, the Notes Settlement Date.
The “Total Consideration” per each $1,000 principal amount of the Fixed Spread Notes validly tendered and accepted for payment pursuant to the applicable Offer was determined in the manner described in the Offer to Purchase by reference to the fixed spread specified below for such series of the Fixed Spread Notes (the “Fixed Spread”) over the yield (the “Reference Yield”) based on the bid side price of the US Treasury Security specified below for such series of the Fixed Spread Notes (the “Reference Benchmark Security”), as calculated by HSBC Securities (USA) Inc. at 10:00 a.m., New York City time, on January 16, 2018 (such time and date, the “Price Determination Time”). The “Total Consideration” per each $1,000 or £1,000, as applicable, principal amount of the Fixed Price Notes validly tendered and accepted for payment pursuant to the applicable Offer will be the amount set forth under the heading “Fixed Price Notes” below.

HSBC Finance Corporation

The following table summarizes the material pricing terms for the Offers:

				Fixed Spread Notes				Fixed Price Notes
Title of Security	CUSIP/ISIN	Outstanding Principal Amount	Issuer	Reference Benchmark Security	Fixed Spread (basis points)	Bloomberg Reference Page	Total Consideration(1)(2)	Fixed Price(1)
6.25% Notes due 2019	ISIN: XS0100863298 Common Code: 10086329	£125,000,000	HSBC Finance Corporation	--	--	--	--	£1,090.37
6.676% Senior Subordinated Notes due January 15, 2021	Registered Notes: CUSIP: 40429CGD8 ISIN: US40429CGD83 Rule 144A Notes: CUSIP: 40429CGB2 ISIN: US40429CGB28 Regulation S Notes: CUSIP: U4428DCD4 ISIN: USU4428DCD40	US$1,103,669,000	HSBC Finance Corporation	1.875% US Treasury due December 15, 2020	20	PX1	$1,125.17	--
7.190% Notes due August 18, 2023	CUSIP: 08172LU63 ISIN: US08172LU632	US$5,000,000	Beneficial Company LLC	--	--	--	--	$1,241.71
7.160% Notes due September 1, 2023	CUSIP: 08172LV54 ISIN: US08172LV549	US$5,000,000	Beneficial Company LLC	--	--	--	--	$1,241.61
7.625% Notes due May 17, 2032	CUSIP: 441812JZ8 ISIN: US441812JZ87	US$96,875,000	HSBC Finance Corporation	2.25% US Treasury due November 15, 2027	195	PX1	$1,328.94	--
7.35% Notes due November 27, 2032	CUSIP: 441812KB9 ISIN: US441812KB90	US$27,262,000	HSBC Finance Corporation	2.25% US Treasury due November 15, 2027	155	PX1	$1,360.60	--

(1) Per each U.S.$1,000 or £1,000, as applicable, principal amount of Notes accepted for purchase.
(2) The Total Consideration is based on the Fixed Spread added to the Reference Yield as of the Price Determination Time.
Global Bondholder Services Corporation acted as the depositary and as the information agent for the Offers. HSBC Securities (USA) Inc. acted as Dealer Manager for the Offers. Persons with questions about the Offers should contact HSBC Securities (USA) Inc. at +1 (888) HSBC-4LM (toll free) or +1 (212) 525-5552 (collect). Requests for documents should be directed to Global Bondholder Services Corporation at +1 (212) 430-3774 (banks and brokers) or +1 (866) 470-4200 (all others toll free) or by email at contact@gbsc-usa.com.
This press release is for information purposes only and is not an offer to purchase or a solicitation of acceptance of an offer to purchase any of the Notes. The Offers were made pursuant to the Offer Documents, which HSBC Finance distributed to Holders of Notes. The Offers were not made to Holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, “blue sky” or other laws of such jurisdiction.

Media enquiries to:

Rob Sherman
+1 212 525 6901
robert.a.sherman@us.hsbc.com
Notes to editors
HSBC Finance is a subsidiary of HSBC North America Holdings Inc.
Forward-looking statements: Certain statements in this press release are “forward-looking statements” within the meaning of the rules and regulations of the U.S. Securities and Exchange Commission. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results and other financial conditions may differ materially from those included in these statements due to a variety

HSBC Finance Corporation

of factors including those contained in HSBC Finance’s filings with the U.S. Securities and Exchange Commission, including without limitation the “Risk Factors” section of HSBC Finance’s 2016 Annual Report on Form 10-K. Precautionary statements included in such filings should be read in conjunction with this press release.

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